UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2023 (January 12, 2023)

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	ENSCW	OTC Pink Open Market

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on Current Reports on Forms 8-K filed July 6, 2022, August 2, 2022 and August 9, 2022, on June 30, 2022, Ensysce Biosciences, Inc. (“Ensysce” or the “Company”) entered into a Securities Purchase Agreement (the “SPA”) for an aggregate financing of $8.0 million with institutional investors. At two closings under the SPA, which occurred on June 30, 2022 and August 8, 2022, the Company issued to the investors (i) senior secured convertible promissory notes in the aggregate principal amount of $8.48 million for an aggregate purchase price of $8.0 million (the “Notes”) and (ii) warrants (the “Warrants”) to purchase 9,335,780 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in the aggregate. Under the SPA, the conversion price for converting Notes into the Common Stock, after several downward resets, is $2.006 per share (the “Conversion Price”), subject to adjustment under certain events. In addition, following a reverse stock split in October 2022, the number of Warrants is now 466,788.

On January 12, 2023, the parties to the SPA agreed to a Letter Agreement amending the SPA (“Letter Agreement”) to take certain actions. Among other matters, the parties to the Letter Agreement (i) reduced the Conversion Price for the remaining balance of the Company’s outstanding Notes from $2.006 to $0.7512 (the “New Conversion Price”) for the period from January 12, 2023 until May 12, 2023 (the “Period”), and (ii) agreed to register any additional shares of Common Stock required to give the holders registered shares upon conversion of the Notes if exceeding those shares already registered on a Form S-3 that was declared effective on December 29, 2022. The remaining balance of the Notes was $3,339,931 as of the date of the Letter Agreement. Following the Period, the prior conversion price of $2.006 will apply. In addition, the parties have agreed that to the extent the investors receive shares as an interest payment or upon a redemption notice pursuant to Sections 2(a) and 6(b) of the Notes, any cash true-up payment based on the New Conversion Price will not be required to be paid for one hundred and twenty days. The parties have also agreed that accelerations of payment that are permitted under the Notes for any given month may be made over four conversion notices instead of two conversion notices during the period from January 12, 2023 until May 12, 2023.

The New Conversion Price meets a minimum price requirement established by The Nasdaq Stock Market in connection with a potential issuance of 20% or more of the Common Stock of a public company or 20% or more of the voting power outstanding before the potential issuance. The Letter Agreement may result in the need for the Company to issue more than 20% of its shares of Common Stock. If the New Conversion Price did not meet the minimum price requirement, then the Letter Agreement would have to be approved by Company stockholders. The New Conversion Price is the price that was the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the Letter Agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the Letter Agreement. On the date of execution of the Letter Agreement, the (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the Letter Agreement was $0.7600; and (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the Letter Agreement was $0.7512.

There is no change to the exercise price of the Warrants because of the execution of the Letter Agreement. The Letter Agreement also includes certain conditions that the Company must satisfy in connection with the transaction.

The Company has registered with the Securities and Exchange Commission (the “SEC”) the resale of the shares of Common Stock issuable upon conversion of the Notes as well as the shares of Common Stock issuable upon the exercise of the Warrants pursuant to the Registration Rights Agreement, dated June 30, 2022, by and among the Company and the purchasers signatory to the SPA. The Company registered the resale of additional shares of Common Stock upon conversion of the Notes in December 2022 and may be required to register additional shares of Common Stock upon conversion of the Notes as a result of the Letter Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Notes and the Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

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Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.6	Form of Senior Secured Convertible Promissory Note issued by the Company pursuant to and in accordance with the Securities Purchase Agreement (incorporated by reference to Exhibit 4.6 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on August 9, 2022)
4.7	Form of Common Stock Purchase Warrant issued by the Company pursuant to and in accordance with the Securities Purchase Agreement (incorporated by reference to Exhibit 4.7 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on August 9, 2022)
10.1*	Securities Purchase Agreement, dated June 30, 2022, by and among the Company and the purchasers signatory thereto (incorporated by reference to Exhibit 10.1 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on July 6, 2022)
10.2	Registration Rights Agreement, dated June 30, 2022, by and among the Company and the parties signatory thereto(incorporated by reference to Exhibit 10.2 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on July 6, 2022)
10.3	Subsidiary Guarantee, dated June 30, 2022, by and among the Company and the purchasers signatory thereto (incorporated by reference to Exhibit 10.3 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on July 6, 2022)
10.4*	Security Agreement, dated June 30, 2022, by and among the Company, EBI OpCo, Inc., Covistat, Inc. and the other parties signatory thereto (incorporated by reference to Exhibit 10.4 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on July 6, 2022)
10.5*	Patent Security Agreement, dated June 30, 2022, by and among the Company, EBI OpCo, Inc., Covistat, Inc. and the other parties signatory thereto (incorporated by reference to Exhibit 10.5 filed with Ensysce Biosciences, Inc.’s Current Report on Form 8-K on July 6, 2022)
10.6	Letter Agreement, dated January 12, 2023, by and among the Company and the parties signatory thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2023

Ensysce Biosciences, Inc.

By:	/s/ Lynn Kirkpatrick
Name:	Dr. Lynn Kirkpatrick
Title:	President and Chief Executive Officer

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